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                                   EXHIBIT 21

                        SUBSIDIARIES OF PACER TECHNOLOGY

NAME OF SUBSIDIARY            STATE OR JURISDICTION OF ORGANIZATION            REGISTRANT'S PERCENTAGE OWNERSHIP
------------------            -------------------------------------            ---------------------------------
 Pacer Tech Ltd.,                  A United Kingdom Corporation                                100%